SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 11, 2004

                      RARE Hospitality International, Inc.
               (Exact Name of Registrant as Specified in Charter)


    Georgia                   0-19924                   58-1498312
    ------------------        -----------------         -------------------
    (State or Other           (Commission               (IRS Employer
    Jurisdiction of           File Number)              Identification No.)
    Incorporation)


                  8215 Roswell Rd, Bldg. 600, Atlanta, GA 30350
                   -------------------------------------------
         (Addresses of Principal Executive Offices, including Zip Code)

                                 (770) 399-9595
                       ----------------------------------
              (Registrant's Telephone Number, including Area Code)



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Item 7.    FINANCIAL STATEMENTS AND EXHIBITS.

           (c) Exhibits.




           EXHIBIT NO.                 DESCRIPTION
           -------------------         ---------------------

           99.1                        Press Release dated February 11, 2004




Item 12.   Regulation FD Disclosure

           On February 11, 2004, RARE Hospitality International Inc. (the "Company") announced 2003 fourth-quarter and year-end results. The full text of the press release is set forth in Exhibit 99.1 hereto. The information in this report, including the exhibit hereto, is deemed not "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              RARE Hospitality International, Inc.

                                      By:  /s/  W. DOUGLAS BENN
                                      ----------------------------------------
                                      Name:  W. Douglas Benn
                                      Title: Executive Vice President, Finance
                                             and Chief Financial Officer


Date:  February 11, 2004

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